                                                                     EXHIBIT (k)




                      U.S. GOVERNMENT TRUST FOR INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED SEPTEMBER 30, 1998



                         Current Annual Income Per Share
                             Current Offering Price



Class A Shares

                                     $.540
                                     -----
                                     $8.84                          = 6.11%



Class B Shares


                                     $.480
                                     -----
                                     $8.41                          = 5.71%



Class C Shares


                                     $.480
                                     -----
                                     $8.41                          = 5.71%

         U.S. GOVERNMENT TRUST FOR INCOME FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998


Formula                                              P(1+T)n      =    ERV

Including Payment of the Sales Charge
Net Asset Value                                        $8.42
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,046.33      =    ERV
One year period ended 09/30/98                             1      =    n

TOTAL RETURN FOR THE PERIOD                            4.63%      =    T


Excluding Payment of the Sales Charge
Net Asset Value                                        $8.42
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,098.73      =    ERV
One year period ended 9/30/97                              1      =    n

TOTAL RETURN FOR THE PERIOD                            9.87%      =    T


          TOTAL RETURN CALCULATION FIVE YEARS ENDED SEPTEMBER 30, 1998


Formula                                              P(1+T)n      =    ERV
Including Payment of the Sales Charge
Net Asset Value                                        $8.42
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,250.55      =    ERV
Five years ended 09/30/98                                  5      =    n

TOTAL RETURN FOR THE PERIOD                            4.57%      =    T


Excluding Payment of the Sales Charge
Net Asset Value                                        $8.42
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,312.73      =    ERV
Five years ended 09/30/98                                  5      =    n

TOTAL RETURN FOR THE PERIOD                            5.59%      =    T

             U.S. GOVERNMENT TRUST FOR INCOME FUND - CLASS A SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                              P(1+T)n      =    ERV

Including Payment of the Sales Charge
Net Asset Value                                        $8.42
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,351.54      =    ERV
Inception through 9/30/98                               5.91      =    n

TOTAL RETURN FOR THE PERIOD                            5.23%      =    T


Excluding Payment of the Sales Charge
Net Asset Value                                        $8.42
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,418.59      =    ERV
Inception through 9/30/98                               5.91      =    n

TOTAL RETURN FOR THE PERIOD                            6.09%      =    T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                           ERV - P
                                  -------
                                     P                  =  T

Including Payment of the Sales Charge
Net Asset Value                                      $8.42
Initial Investment                               $1,000.00        =    P
Ending Redeemable Value                          $1,351.54        =    ERV

TOTAL RETURN FOR THE PERIOD                         35.15%        =    T


Excluding Payment of the Sales Charge
Net Asset Value                                      $8.42
Initial Investment                               $1,000.00        =    P
Ending Redeemable Value                          $1,418.59        =    ERV

TOTAL RETURN FOR THE PERIOD                         41.86%        =    T

             U.S. GOVERNMENT TRUST FOR INCOME FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998

Formula                                              P(1+T)n      =    ERV

Including Payment of the CDSC
Net Asset Value                                        $8.41
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,049.60      =    ERV
One year period ended 9/30/98                              1      =    n

TOTAL RETURN FOR THE PERIOD                            4.96%      =    T


Excluding Payment of the CDSC
Net Asset Value                                        $8.41
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,089.60      =    ERV
One year period ended 9/30/98                              1      =    n

TOTAL RETURN FOR THE PERIOD                            8.96%      =    T


          TOTAL RETURN CALCULATION FIVE YEARS ENDED SEPTEMBER 30, 1998


Formula                                              P(1+T)n      =    ERV
Including Payment of the CDSC
Net Asset Value                                        $8.41
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,249.41      =    ERV
Five years ended 09/30/98                                  5      =    n

TOTAL RETURN FOR THE PERIOD                            4.55%      =    T


Excluding Payment of the CDSC
Net Asset Value                                        $8.41
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,263.03      =    ERV
Five years ended 09/30/98                                  5      =    n

TOTAL RETURN FOR THE PERIOD                            4.78%      =    T

             U.S. GOVERNMENT TRUST FOR INCOME FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998

Formula                                              P(1+T)n      =    ERV


Including Payment of the CDSC
Net Asset Value                                        $8.41
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,354.40      =    ERV
Inception through 9/30/98                               5.91      =    n

TOTAL RETURN FOR THE PERIOD                            5.27%      =    T


Excluding Payment of the CDSC
Net Asset Value                                        $8.41
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,354.40      =    ERV
Inception through 9/30/98                               5.91      =    n

TOTAL RETURN FOR THE PERIOD                            5.27%      =    T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998

Formula                           ERV - P
                                  -------
                                     P                  =  T

Including Payment of the CDSC
Net Asset Value                                      $8.41
Initial Investment                               $1,000.00        =    P
Ending Redeemable Value                          $1,354.40        =    ERV

TOTAL RETURN FOR THE PERIOD                         35.44%        =    T


Excluding Payment of the CDSC
Net Asset Value                                      $8.41
Initial Investment                               $1,000.00        =    P
Ending Redeemable Value                          $1,354.40        =    ERV

TOTAL RETURN FOR THE PERIOD                         35.44%        =    T

             U.S. GOVERNMENT TRUST FOR INCOME FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998

Formula                                              P(1+T)n      =    ERV

Including Payment of the CDSC
Net Asset Value                                        $8.41
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,079.60      =    ERV
One year period ended 9/30/98                              1      =    n

TOTAL RETURN FOR THE PERIOD                            7.96%      =    T


Excluding Payment of the CDSC
Net Asset Value                                        $8.41
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,089.60      =    ERV
One year period ended 9/30/98                              1      =    n

TOTAL RETURN FOR THE PERIOD                            8.96%      =    T

          TOTAL RETURN CALCULATION FIVE YEARS ENDED SEPTEMBER 30, 1998


Formula                                              P(1+T)n      =    ERV
Including Payment of the CDSC
Net Asset Value                                        $8.41
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,264.35      =    ERV
Five years ended 09/30/98                                  5      =    n

TOTAL RETURN FOR THE PERIOD                            4.80%      =    T


Excluding Payment of the CDSC
Net Asset Value                                        $8.41
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,264.35      =    ERV
Five years ended 09/30/98                                  5      =    n

TOTAL RETURN FOR THE PERIOD                            4.80%      =    T

             U.S. GOVERNMENT TRUST FOR INCOME FUND - CLASS C SHARES


          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                              P(1+T)n      =    ERV

Including Payment of the CDSC
Net Asset Value                                        $8.41
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,290.56      =    ERV
Inception through 9/30/97                               5.47      =    n

TOTAL RETURN FOR THE PERIOD                            4.77%      =    T

Excluding Payment of the CDSC
Net Asset Value                                        $8.41
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,290.56      =    ERV
Inception through 9/30/97                               5.47      =    n

TOTAL RETURN FOR THE PERIOD                            4.77%      =    T



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998

Formula                           ERV - P
                                  -------
                                     P                  =  T

Including Payment of the CDSC
Net Asset Value                                        $8.41
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,290.56      =    ERV

TOTAL RETURN FOR THE PERIOD                           29.06%      =    T

Excluding Payment of the CDSC
Net Asset Value                                        $8.41
Initial Investment                                 $1,000.00      =    P
Ending Redeemable Value                            $1,290.56      ERV

TOTAL RETURN FOR THE PERIOD                           29.06%      =    T